Exhibit 10.2

AMENDMENT AGREEMENT No. 5

to

Agreement No. DTR-081-13/D-CTC-0199/2013

dated March 14, 2013

The City of Moscow	August 3, 2015

THIS AMENDMENT AGREEMENT No. 5 (the “Amendment Agreement”) to Agreement No. DTR-081-13/D-CTC-0199/2013 dated March 14, 2013 (the “Agreement”) is made by and between:

“TELEVISION STATIONS NETWORKS” CLOSED JOINT STOCK COMPANY (“CTC Network”), organized and existing in the Russian Federation (the “Customer”), as represented by its General Director Elmira Makhmutova acting by virtue of the Customer’s Articles, on the one hand; and

RUSSIAN TELEVISION AND RADIO BROADCASTING CORPORATION (“RTRS”), a state-owned company organized and existing in the Russian Federation (the “Contractor”), as represented by Alexei Popov, First Deputy General Director for Economy and Finance, acting under Power of Attorney No. 01-12/199 dated April 21, 2015, on the other hand;

the Customer and the Contractor being hereinafter collectively referred to as the “Parties” and, each individually, as a  “Party”.

THE PARTIES HAVE AGREED AS FOLLOWS:

1.             The Parties have agreed on the following schedule for payment of unpaid bills under the Agreement for the period between March 14, 2013 up to and including June 24, 2015, in the total amount of  one hundred ninety-six million six hundred fifty-six thousand one hundred eighteen 13/100 rubles (RUB 196,656,118.13):

Payment date	Communication services fees, RUB	18% VAT	Total, RUB
October 30, 2015	12 610 202.87	2 269 836.52	14 880 039.39
November 30, 2015	12 610 202.87	2 269 836.52	14 880 039.39
December 31, 2015	12 610 202.84	2 269 836.51	14 880 039.35

Payment date	Downpayments, RUB	18% VAT	Total, RUB
October 30, 2015	42 942 372.88	7 729 627.12	50 672 000.00
November 30, 2015	42 942 372.88	7 729 627.12	50 672 000.00
December 31, 2015	42 942 372.88	7 729 627.12	50 672 000.00

2.               The Parties have agreed execute Exhibit 8 to the Agreement (Service Fee Downpayment Schedule), as attached hereto, with the effective date of July 1, 2015.

3.              Subject to Customer compliance with the service fee downpayment schedule mentioned in Clause 1 hereof, the Parties confirm that they have no claims against each other as to payment of any penalties related to performance of obligations under the Agreement in the period between March 14, 2013 and up to and including June 24, 2015.

4. This Amendment Agreement shall take effect as of the time of its execution by both Parties and shall apply to the Parties’ relations arising as of July 1, 2015.

5. The Parties agree to be governed by the Agreement and the applicable laws of the Russian Federation in any and all matters not expressly provided for herein.

6. This Amendment Agreement is made in two (2) counterparts having equal legal force, one for either Party.

7. Parties’ signatures:

For and on behalf of the Customer:	For and on behalf of the Contractor:

[signature]	[signature]
Elmira Makhmutova	Alexei Popov
General Director	First Deputy General Director for Economy and Finance

“Television Stations Networks” Closed Joint Stock Company	Russian Television and Radio Broadcasting Corporation

[seal]: “Television Stations Networks” Closed Joint Stock Company	[seal]: Russian Television and Radio Broadcasting Corporation

Exhibit 8

Agreement No. DTR-081-13/D-CTC-0199/2013 dated March 14, 2013 as amended by Amendment Agreement No. 5 dated August 3, 2015

SERVICE FEE DOWNPAYMENT SCHEDULE

Downpayment Made			Downpayment Credited Towards Service Fee
Year	Month	Amount (incl. VAT), RUB	Year	Month	Amount (incl. VAT), RUB
2014	July	38,340,000.00	2019	January	35,010,000.00
				February	3,330,000.00
2014	August	38,340,000.00	2019	February	31,680,000.00
				March	6,660,000.00
2014	September	38,340,000.00	2019	March	28,350,000.00
				April	9,990,000.00
2014	October	38,340,000.00	2019	April	25,020,000.00
				May	13,320,000.00
2014	November	38,340,000.00	2019	May	21,690,000.00
				June	16,650,000.00
2014	December	38,340,000.00	2019	June	18,360,000.00
				July	19,980,000.00
2015	January	31,670,000.00	2019	July	15,030,000.00
				August	16,640,000.00
2015	February	31,670,000.00	2019	August	18,370,000.00
				September	13,300,000.00
2015	March	31,670,000.00	2019	September	21,710,000.00
				October	9,960,000.00
2015	April	31,670,000.00	2019	October	25,050,000.00
				November	6,620,000.00
2015	May	31,670,000.00	2019	November	28,390,000.00
				December	3,280,000.00
2015	June	25,336,000.00	2019	December	25,336,000.00
2016	July	14,217,133.00	2020	August	14,217,133.00
2016	August	14,217,133.00	2020	September	14,217,133.00
2016	September	14,217,133.00	2020	September	14,217,133.00
2016	October	14,217,133.00	2020	September	14,217,133.00
2016	November	14,217,133.00	2020	October	14,217,133.00
2016	December	14,217,133.00	2020	October	14,217,133.00
2017	January	14,217,133.00	2020	October	14,217,133.00
2017	February	14,217,133.00	2020	November	14,217,133.00

2017	March	14,217,133.00	2020	November	14,217,133.00
2017	April	14,217,133.00	2020	November	14,217,133.00
2017	May	14,217,133.00	2020	November	14,217,133.00
2017	June	14,217,133.00	2020	November	14,217,133.00
2017	July	14,217,133.00	2020	November	14,217,133.00
2017	August	14,217,133.00	2020	November	14,217,133.00
2017	September	14,217,133.00	2020	November	14,217,133.00
2017	October	14,217,133.00	2020	November	14,217,133.00
2017	November	14,217,133.00	2020	November	14,217,133.00
2017	December	14,217,133.00	2020	December	14,217,133.00
2018	January	14,217,133.00	2020	December	14,217,133.00
2018	February	14,217,133.00	2020	December	14,217,133.00
2018	March	14,217,133.00	2020	December	14,217,133.00
2018	April	14,217,133.00	2020	December	14,217,133.00
2018	May	14,217,133.00	2020	December	14,217,133.00
2018	June	14,217,133.00	2020	December	14,217,133.00
2018	July	14,217,133.00	2020	December	14,217,133.00
2018	August	14,217,133.00	2020	December	14,217,133.00
2018	September	14,217,133.00	2020	December	14,217,133.00
2018	October	14,217,133.00	2020	December	14,217,133.00
2018	November	14,217,133.00	2020	December	14,217,133.00
2018	December	14,217,143.00	2020	December	14,217,143.00
Total:		840,240,000.00	Total:		840,240,000.00

For and on behalf of the Customer:	For and on behalf of the Contractor:

[signature]	[signature]
Elmira Makhmutova	Alexei Popov
General Director	First Deputy General Director for Economy and Finance
“Television Stations Networks” Closed Joint Stock Company	Russian Television and Radio Broadcasting Corporation

[seal]: “Television Stations Networks” Closed Joint Stock Company	[seal]: Russian Television and Radio Broadcasting Corporation